UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 11, 2005

Commission File Number 000-24620

DARLING INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

DELAWARE	36-2495346
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

251 O'CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS 75038
(Address of principal executive offices)

Registrant's telephone number, including area code:    972.717.0300

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

  /  /         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

  /  /         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

  /  /         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

  /  /         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement.

2004 Omnibus Incentive Plan

        At the annual meeting of stockholders of Darling International Inc. (the “Company”) held on May 11, 2005 (the “2005 Annual Meeting”), the Company’s stockholders approved the 2004 Omnibus Incentive Plan (the “2004 Omnibus Plan”). The 2004 Omnibus Plan became effective as of May 11, 2005 and will expire on May 11, 2015. The 2004 Omnibus Plan replaces both the 1994 Employee Flexible Stock Option Plan and the Non-Employee Directors Stock Option Plan. The 2004 Omnibus Plan allows the compensation committee of the Board of Directors (the “Committee”) to grant awards such as stock options, stock-based stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance units, or performance shares.

        Set forth below is a brief description of the material terms and conditions of the 2004 Omnibus Plan. This description is not intended to be complete. A copy of the 2004 Omnibus Plan is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Purpose

        The purpose of the 2004 Omnibus Plan is to attract, retain and motivate employees, directors, and third party service providers of the Company and its subsidiaries and to encourage them to have a financial interest in the Company. Employees, non-employee directors, and third party service providers of the Company and its subsidiaries who are selected by the Committee are eligible to participate in the 2004 Omnibus Plan.

Plan and Participant Share Limits

        The maximum number of shares of common stock issuable under the 2004 Omnibus Plan is 4,800,000 shares, plus up to 1,274,969 shares subject to outstanding awards as of May 11, 2005 under the 1994 Employee Flexible Stock Option Plan and the Non-Employee Directors Stock Option Plan that cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares). Subject to the limits described in the previous sentence, the maximum number of shares that may be issued pursuant to the exercise of incentive stock options is 4,800,000 shares, and the maximum number of shares that may be issued to non-employee directors is 500,000 shares.

        The 2004 Omnibus Plan also imposes annual per-participant award limits, starting with calendar year 2004 so that the maximum number of shares of common stock with respect to any awards denominated in shares that may be granted to any person in any calendar year is 6,074,969. The maximum aggregate grant to any person in any calendar year of cash-based awards is $1,000,000.

Administration

        The Committee is responsible for administering the 2004 Omnibus Plan and has the discretionary power to interpret the terms and intent of the 2004 Omnibus Plan and any 2004 Omnibus Plan related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, forms, instruments, and guidelines. Determinations of the Committee made under the 2004 Omnibus Plan are final and binding. The Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors.

Stock Options

        The Committee may grant both incentive stock options (“ISOs”) and nonqualified stock options under the 2004 Omnibus Plan. Eligibility for ISOs is limited to employees of the Company and its subsidiaries. The exercise price for options and the term of any option is determined by the Committee at the time of the grant; provided, however that in the case of an ISO, the aggregate fair market value (determined as of the time of such grant) of the shares with respect to which such ISO is exercisable shall not exceed $100,000. Moreover, in respect to an ISO, the per-share exercise price of such ISO shall not be less than 100% of such fair market value of a share (or if the recipient is a 10% stockholder, then not less than 110%) and the latest expiration date of such ISO is the tenth anniversary of the date of the grant (or if the recipient is 10% stockholder, then the fifth anniversary). Fair market value under the 2004 Omnibus Plan is generally defined as the closing price of a share of common stock on the American Stock Exchange (or if the shares are listed on another national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System), or if there was no trading of shares on such date, on the next preceding date on which there was trading in the shares. The exercise price is to be paid with cash or by other means approved by the Committee. Options typically expire (i) three months after the termination of the option holder’s service for any reason other than cause, death or disability, (ii) one year after the option holder’s death or disability or (iii) the date the option holder’s service terminates for cause. The 2004 Omnibus Plan Form of Stock Option Agreement and Notice of Stock Option Grant are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Stock Appreciation Rights

        The Committee may grant SARs under the 2004 Omnibus Plan either alone or in tandem with stock options. The grant price, methods of exercise, and methods of settlement will be determined by the Committee; however, tandem SARs must be exercised by relinquishing the related portion of the tandem option.

Restricted Stock and Restricted Stock Units

        The Committee may award restricted common stock and restricted stock units. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. A holder of restricted stock is entitled to voting rights, whereas the holder of a restricted stock unit award has no voting rights. The Committee will determine the restrictions and conditions applicable to each award of restricted stock or restricted stock units. If the grant, lapse of restrictions or conditions applicable to an award of restricted stock award or restricted stock units depends upon the achievement of performance goals over a performance period, the awards are referred to as “performance stock” or “performance units”, respectively. The 2004 Omnibus Plan Form of Restricted Stock Agreement and Notice of Restricted Stock Award are attached hereto as Exhibits 10.4 and 10.5, respectively, and are incorporated herein by reference.

Other Awards

        The Committee may grant other equity-based or equity-related awards, referred to as “other stock-based awards” not otherwise described in the 2004 Omnibus Plan. The terms and conditions of each other stock-based award shall be determined by the Committee.

        Under the 2004 Omnibus Plan, the Committee may grant participants dividend equivalents based on the dividends declared on shares that are subject to any award. Dividend equivalents will be credited as of dividend payment dates during the period between the date such award is granted and the date such award is exercised, vested, expired, credited or paid.

        The Board of Directors or the Committee may also grant awards to non-employee directors as it shall determine, including awards granted in satisfaction of annual fees that are otherwise payable to such directors. It is the Company’s policy to grant 4,000 options to each non-employee director every year upon the Company’s independent auditors signing their annual audit report, but such grants occur only if the Company obtains 90% of its target EBITDA for the most recent completed fiscal year.

        The Committee may grant awards denominated in cash under the 2004 Omnibus Plan in such amounts and subject to such terms and conditions as the Committee may determine.

Performance-Based Compensation

        The Committee can design any award such that the amounts or shares payable or distributed are treated as “qualified performance based compensation” within the meaning of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended from time to time and related regulations. Such awards will be earned only if performance goals over performance periods established by the Committee are met, and awards can only be granted, vested or paid if the Committee certifies in writing that such performance goals and any other material terms applicable to such performance period have been satisfied. The performance goals will be based upon a variety of performance measurements. Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Committee has the discretion to adjust these awards downward.

Termination of Employment

        Each award agreement will specify the effect of a holder’s termination of employment with, or service for, the Company, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs, or other awards requiring exercise will remain exercisable. Such provisions will be determined in the Committee’s sole discretion.

Treatment of Awards upon a Change of Control

        If there is a change in control of the Company, unless the Committee otherwise determines (or unless prohibited by law), all time-vested equity awards vest and become exercisable and all performance-based awards vest and become exercisable and are considered earned based on target performance. Awards are to be paid out or distributed within thirty days of a change of control in cash, shares, other securities or any combination, as determined by the Committee, and shall be terminated as to any unexercised portion upon consummation of the change of control. However, if the award is denominated in shares, the amount distributed or paid will be the difference between the fair market value of the shares on the date of the change of control and, if applicable, the exercise price, grant price or unpaid purchase price as of the date of the change of control.

        Under the 2004 Omnibus Plan, a change in control is triggered if there is an acquisition of 20% or more of the outstanding shares or the voting power of the outstanding securities, individuals on the Board of Directors cease to constitute a majority of the board, there is consummation of a reorganization, merger, or consolidation or sale to which the Company is a party or a disposition of all or substantially all of the Company’s assets, unless shareholders continue to own more than 50% of the outstanding voting securities, no person beneficially owns 20% or more of the outstanding securities of the Company, and at least a majority of the members of the Board of Directors were members of the board prior to the transaction, or there is a complete liquidation or dissolution of the Company.

Amendment of Awards or Plan and Adjustment of Awards

        The Committee may at any time alter, amend, modify, suspend, or terminate the 2004 Omnibus Plan or any outstanding award in whole or in part. No amendment of the 2004 Omnibus Plan will be made without shareholder approval if shareholder approval is required by law. No stock option, SAR, or analogous other stock-based award may be repriced, replaced or regranted through cancellation or by lowering the exercise price or grant price without shareholder approval. No amendment may adversely affect in any material way an award previously granted without written consent of the participant holding such award.

Executive and Director Grants

        Following stockholder approval of the 2004 Omnibus Plan at the 2005 Annual Meeting, the Company’s stockholders approved the following grants to certain named executives under the 2004 Omnibus Plan:

Individual Grants

Name	Number of Securities Underlying Premium Options Granted (#)	Exercise Price ($/Sh)	Premium Option Vesting Schedule	Shares of Restricted Stock Granted	Restricted Stock Vesting Schedule

Randall C. Stuewe- Chief Executive Officer	127,100	4.16	(1)	104,400 250,000	(2) (3)
John O. Muse- EVP, Finance and Administration	71,000	4.16	(1)	58,300	(2)
Neil Katchen- EVP, Operations	41,100	4.16	(1)	33,800	(2)
Mitchell Kilanowski- EVP, Commodities	37,400	4.16	(1)	30,700	(2)

(1)	These Premium Stock Options vest 33 1/3% on each of the following dates: November 19, 2005, November 19, 2006, and November 19, 2007.
(2)	This Restricted Stock vests after the expiration of six years from November 19, 2004.
(3)

This Restricted Stock vests after the expiration of four years from November 19, 2004. Unlike the other Restricted Stock grants, vesting of this grant does not accelerate upon increases in the stock price.

        The premium stock options granted above were granted at a 10% premium over the fair market value of the stock at the grant date. In addition to stock options, awards of performance-based restricted stock were made on a selective basis to individual executives in order to enhance the incentive for them to remain with the Company and to align their interests with attractive stockholder returns. These shares of restricted stock vest over an extended period of service of up to six years; however, 50% of each grant will vest upon a 25% increase in the price of the Company’s stock over the price at the grant date, and the remaining 50% of each grant will vest in the event that there is an additional 25% increase in the price of the Company’s stock.

        In addition, upon his election to the Board of Directors at the 2005 Annual Meeting, Michael Urbut received a grant of 4,000 options with a per share exercise price of $3.95 under the 2004 Omnibus Plan.

Director Compensation

        Information describing director compensation as disclosed in the Company’s definitive proxy statement relating to the 2005 Annual Meeting was discussed at the Board of Directors meeting held on May 11, 2005 and is described below.

        Non-employee members of the Board of Directors are paid a $35,000 annual retainer. Each outside director receives $1,500 for each board or committee meeting attended in person or by video where minutes are taken or $1,000 if attended by telephone. The chairman of each of the audit, compensation and nominating committees receives an additional $7,500, $5,000 and $2,500, respectively, as an annual retainer, and the lead director of the Board of Directors receives an additional $10,000 annual retainer.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits

 Exhibit Number         Exhibit Description
----------------    ----------------------------

    10.1         Darling International Inc. 2004 Omnibus Incentive Plan
    10.2         Form of Stock Option Agreement pursuant to the 2004 Omnibus Incentive Plan
    10.3         Form of 2004 Notice of Stock Option Grant pursuant to the 2004 Omnibus Incentive Plan
    10.4         Form of Restricted Stock Agreement pursuant to the 2004 Omnibus Incentive Plan
    10.5         Form of Notice of Restricted Stock Award pursuant to the 2004 Omnibus Incentive Plan

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.
Date: May 17, 2005	By: /s/ John O. Muse John O. Muse Executive Vice President Finance and Administration